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                                                       EXHIBIT 10


                                        February 14, 1997

Merrill Lynch Intermediate Government Bond Fund
One Financial Center
Boston, Massachusetts 02111-2646

Ladies and Gentlemen:


          We have acted as counsel for the Merrill Lynch Intermediate Government Bond Fund (formerly, Merrill Lynch Institutional Intermediate Fund), a Massachusetts business trust (the "Fund"), in connection with (1) a reorganization (the "Reorganization") in which the Fund (a) will change its investment objective and change the name of the Fund to "Merrill Lynch Intermediate Government Bond Fund"; (b) will amend the investment restrictions of the Fund; and (c) will amend the Declaration of Trust of the Fund in connection with the implementation of the Merrill Lynch Select Pricing(System Mark) System (the "Select Pricing System"), a multiclass distribution system for the offer and sale of shares of the Fund, and (2) the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, of an amendment to the Fund's Registration Statement on Form N-1A (the "Registration Statement").

          In so acting, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

          Based upon the foregoing, and on such examination of law as we have deemed necessary, we are of the opinion that:

          1. The Fund is a voluntary association with transferable shares of beneficial interest (commonly known as a Massachusetts business trust) and is legally existing under the laws of The Commonwealth of Massachusetts; and

          2. When the Class A, Class B, Class C and Class D shares of beneficial interest of the Fund have been offered and sold as contemplated in the Registration Statement, such shares will be legally issued, fully paid and non-assessable.

          We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an Exhibit to the Registration Statement. In giving this consent, we do not admit that we are within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the Securities and Exchange Commission thereunder.

          As to certain matters governed by the laws of the State of Massachusetts, we have relied on the opinion of Bingham, Dana
& Gould LLP, a copy of which is attached hereto.

                                   Very truly yours,

                                   Rogers & Wells


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                           BINGHAM, DANA & GOULD LLP
                              150 Federal Street
                       Boston, Massachusetts 02110-1729
                               Tel: 617-951-8000
                               Fax: 617-951-8736

                                            February 14, 1997

Merrill Lynch Intermediate Government Bond Fund
One Financial Center
Boston, Massachusetts 02111-2646

Ladies and Gentlemen:

     We have acted as special Massachusetts counsel for Merrill Lynch Intermediate Government Bond Fund (formerly, Merrill Lynch Institutional Intermediate Fund) (the "Trust"), a Massachusetts business trust created under a written Declaration of Trust dated September 10, 1986, as amended (the "Trust Agreement").

     In connection with this opinion, we have examined the following described documents:

     (a) a certificate of the Secretary of State of The Commonwealth of Massachusetts as to the existence of the Trust;

     (b) copies, certified by the Secretary of State of The Commonwealth of Massachusetts, of the Trust's Declaration of Trust and of all amendments thereto on file in the office of the Secretary of State; and

     (c) a certificate executed by Jerry Weiss, Secretary of the Trust, certifying as to, and attaching copies of, the Trust's By-Laws and certain votes of the Trustees of the Trust authorizing the issuance of an indefinite number of shares of beneficial interest.

     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document.

     This opinion is based entirely on our review of the documents listed above. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.

     This opinion is limited solely to the laws of The Commonwealth of Massachusetts (other than the Massachusetts Uniform Securities Act, as to which we express no opinion)

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Merrill Lynch Intermediate Government Bond Fund
February 14, 1997

Page 2


as applied by courts in such Commonwealth, to the extent such laws may apply to or govern the matters covered by this opinion.

     We understand that all of the foregoing assumptions and limitations are acceptable to you.

     Based upon and subject to the foregoing, please be advised that it is our opinion that the Trust is a voluntary association with transferable shares of beneficial interest (commonly known as a Massachusetts business trust), that the Trust is legally existing under the laws of The Commonwealth of Massachusetts, and that the Class A, Class B, Class C and Class D shares of beneficial interest of the Trust, when issued and sold in accordance with the Trust Agreement, will be legally issued, fully paid and non-assessable. Shareholders of the Trust may under certain circumstances be held personally liable for the Trust's obligations.

     We understand that Rogers & Wells will rely on this opinion in order to prepare an opinion to the Trust, which will be filed with the Securities and Exchange Commission (the "Commission"). We hereby consent to such use of this opinion.

     We hereby consent to the filing of this opinion with the Commission as an exhibit to an amendment to the registration statement of the Trust on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended.

     In giving this consent, we do not admit that we are within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the Commission thereunder.

                                        Very truly yours,

                                        Bingham, Dana & Gould LLP

                                        BINGHAM, DATA & GOULD LLP